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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - June 17, 1997

                         Advanced Viral Research Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         33-2262-A                      59-2646820
--------------------             ---------------             ------------------
(State or other juris-          (Commission File                (IRS Employer
diction of incorporation)            Number)                 Identification No.)

                  1250 East Hallandale Beach Blvd., Suite 501
                            Hallandale, Florida                         33009
                  -------------------------------------------        ----------
                    (Address or principal executive offices)         (zip code)

            Registrant's telephone number, including area code:  (954) 458-7636
                                                               ----------------

                                      NONE
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 1.        Changes in Control of Registrant
-------        --------------------------------

               Not Applicable


Item 2.        Acquisition or Disposition of Assets
-------        ------------------------------------

               Not Applicable

Item 3.        Bankruptcy or Receivership
-------        --------------------------

               Not Applicable


Item 4.        Changes in Registrant's Certifying Accountant
-------        ---------------------------------------------

               Not Applicable


Item 5.        Other Events
-------        ------------

               Not Applicable

Item 6.        Resignations of Registrant's Directors
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               On June 17, 1997, Robert C. Kolodny, M.D. and William J. Gedale
               resigned from the Company's Board of Directors.


Item 7.        Financial Statements and Exhibits
-------        ---------------------------------

               (a)  Financial statements of businesses acquired

                    None

               (b)  Pro forma financial information

                    None

               (c)  Exhibits

                    None


Item 8.        Change in Fiscal Year
-------        ---------------------

               Not Applicable


Item 9.        Sales of Equity Securities Pursuant to Regulation S
-------        ---------------------------------------------------

               Not Applicable



List of Exhibits
----------------

99.1           Resignation of Robert C. Kolodny, M.D.

99.2           Resignation of William J. Gedale

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ADVANCED VIRAL RESEARCH CORP.
                                               (Registrant)


Dated: June 17, 1997                           By:/s/ Shalom Z. Hirschman, M.D.
                                                  -----------------------------
                                                      Shalom Z. Hirschman, M.D.